EXHIBIT 10.23
                        EMPIRE FINANCIAL HOLDING COMPANY
                             SUBSCRIPTION AGREEMENT

         This SUBSCRIPTION AGREEMENT, dated as of the date set forth on the signature page hereof, is entered into by and between EMPIRE FINANCIAL HOLDING COMPANY, a Florida corporation (the "Company"), and the SUBSCRIBER specified on the signature page hereof (the "Subscriber" and, collectively with other subscribers executing a copy of this Agreement, the "Subscribers").

         WHEREAS, the Company is offering, pursuant to an Offering Memorandum, dated as of November 18, 2003 (the "Memorandum"), up to a maximum of $2,000,000 of principal amount of Convertible Unsecured Non-Negotiable Notes due 2006 (each, a "Note" and collectively, the "Notes") at a price equal to the principal amount of the Notes; there is no minimum subscription per Subscriber; and

         WHEREAS, the Subscriber wishes to subscribe for the principal amount of Notes specified on the signature page hereof on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereby agree as follows:

                                   ARTICLE I
                             SUBSCRIPTION FOR NOTES

1.1 SUBSCRIPTION. Subject to the terms and conditions hereof, the Subscriber hereby applies to become a holder of the Notes, and subscribes for and agrees to purchase the principal amount of the Notes specified on the signature page hereof at a price equal to the principal amount of the Notes in accordance with the terms of this Agreement. The aggregate purchase price for such Notes is hereinafter referred to as the "Subscription Amount."

1.2 ACCEPTANCE OR REJECTION OF SUBSCRIPTION. This Agreement shall not become effective against the Company until executed by it and delivered to the Subscriber by an authorized representative of the Company. Prior to such execution, the Company may reject the Subscriber's subscription in whole or in part, for any reason, in its sole and absolute discretion.

1.3 SUBSCRIPTION PERIOD. The initial closing of the subscription period shall occur at the sole discretion of the Company and is currently scheduled to occur no later than December 15, 2003, unless earlier terminated or extended by the Company in its sole discretion. The initial closing shall occur at the sole discretion of the Company. After the initial closing, if the maximum principal amount of the Notes have not been sold, the Company has the option to sell such remaining principal amount of the Notes at closings to occur from time to time.

1.4 GROSS PROCEEDS. At any time after December 31, 2003, each subscriber whose subscriptions have not been fully and completely accepted shall be entitled to request and receive from the Company a refund of their paid, but unused Subscription Amount.

1.5 SEGREGATED ESCROW ACCOUNT. All funds paid hereunder shall be deposited by the Company in a segregated non-interest bearing escrow account to be established for the benefit of the Subscribers. The Company has the right, in its absolute discretion, to reject, in whole or part and in any order, any subscriptions deposited in the escrow account at any time prior to the issuance of the Notes. In such event, the Subscription Amount, without interest, will be promptly returned to such Subscriber.

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                                   ARTICLE II
                         REPRESENTATIONS OF THE COMPANY

2.1 REPRESENTATIONS. The Company hereby represents, warrants and agrees as follows:

         (a) ORGANIZATION. The Company is duly organized, validly existing and in good standing under the laws of the State of Florida.

         (b) POWER AND AUTHORITY. The Company has the requisite corporate power and authority to execute and deliver this Subscription Agreement. The execution and delivery of this Subscription Agreement has been duly approved by the board of directors of the Company and no other corporate proceedings on the part of the Company are necessary for the due authorization hereof. This Subscription Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms.

         (c) NO CONFLICTS. The execution and delivery of this Subscription Agreement by the Company, the consummation of the transactions contemplated hereby and compliance with the terms hereof does not and will not conflict with, or result in any violation, breach of or default by the Company under, or require approval or consent under, or give rise to a right of termination of any obligation or result in the creation of any encumbrance of any kind upon any of the Company's assets under, any provision of (i) the Certificate of Incorporation or By-Laws of the Company or (ii) any note, lease, license, contract, commitment or loan or other agreement to which the Company is a party or by which any of its properties or assets are bound.

         (d) ISSUANCE OF NOTES. Upon issuance of the Notes and payment of the Subscription Amount therefor, such Notes shall be duly authorized and validly issued.

                                  ARTICLE III
               REPRESENTATIONS OF THE SUBSCRIBER; INDEMNIFICATION

3.1 REPRESENTATIONS. The Subscriber represents, warrants and agrees as follows:

         (a) POWER AND AUTHORITY. If the Subscriber is an entity, (i) the Subscriber is authorized to (A) enter into this Agreement and the Registration Rights Agreement, (B) perform its obligations under this Agreement and the Registration Rights Agreement and (C) consummate the transactions that are subject to this Agreement and the Registration Rights Agreement; (ii) the person signing this Agreement and the Registration Rights Agreement on behalf of the Subscriber has been duly authorized to execute and deliver this Agreement and the Registration

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Rights Agreement and all other instruments executed and delivered on behalf of the Subscriber in connection with the purchase of the Notes; (iii) the signature of the person signing this Agreement and the Registration Rights Agreement is binding upon the Subscriber; and (iv) the Subscriber was not organized for the purpose of entering into this Agreement in order to acquire Notes. If the Subscriber is an individual, the Subscriber is at least 21 years of age and has the capacity to execute and deliver this Agreement and the Registration Rights Agreement.

         (b) COMPLIANCE WITH LAWS AND OTHER INSTRUMENTS. The execution and delivery of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with, or result in any violation of or default under, any provision of any charter, by-laws, trust agreement, partnership agreement or other organizational document applicable to the Subscriber or any agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of his, her or its properties are bound, or any permit, franchise, judgment, decree, statute, rule or regulation applicable to the Subscriber or any of his, her or its business or properties.

         (c) UNITED STATES PERSON. The Subscriber is a "United States Person", as defined in Section 7701(a)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), because the Subscriber is either (i) a citizen or resident of the United States of America, (ii) a domestic partnership, or (iii) a domestic corporation. If the Subscriber is not a U.S. Person, the Subscriber will deliver the appropriate IRS Form W-8 to the Company together with this Subscription Agreement.

         (d) NATURAL PERSON ACCREDITED INVESTOR. If the Subscriber is an individual, such Subscriber acknowledges that he or she is an "Accredited Investor", as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Please read and review the following questions as they pertain to the Subscriber and check TRUE or FALSE for each question:

         |_|      |_|      (1)      The Subscriber is a natural person whose net
         True     False             worth, either individually or jointly with
                                    such Subscriber's spouse, exceeds
                                    $1,000,000.

         |_|      |_|      (2)      The Subscriber is a natural person who had
         True     False             an individual income in excess of $200,000,
                                    or joint income with such Subscriber's
                                    spouse in excess of $300,000, in 2001 and 2002 and reasonably expects such income to reach the same level in 2003.

         The term "net worth" means the excess of total assets over total liabilities. In calculating "net worth", the Subscriber may include the estimated fair market value of the Subscriber's principal residence as an asset.

         In determining individual "income", the Subscriber should (i) add to the Subscriber's individual adjusted gross income (exclusive of any spousal income) any amounts attributable to tax exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to an IRA or Keogh retirement plan to the extent vested, alimony payments, and any amount by which income from long-term capital gains has

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been reduced in arriving at adjusted gross income and (ii) subtract from the
Subscriber's individual adjusted gross income any unrealized capital gain.

         (e) NON-NATURAL PERSON ACCREDITED INVESTOR. If the Subscriber is a corporation, partnership, trust, pension plan, foundation, joint purchaser (other than a married couple), or other entity, an authorized officer, partner, or trustee must answer the following indicating the basis upon which the Subscriber is an Accredited Investor. Please read and review the following questions as they pertain to the Subscriber and check TRUE or FALSE for each question:

         |_|      |_|      (1)      The Subscriber is a bank as defined in
         True     False             Section 3(a)(2) of the Securities Act, or
                                    any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

         |_|      |_|      (2)      The Subscriber is a broker or dealer
         True     False             registered under Section 15 of the
                                    Securities Exchange Act of 1934, as amended.

         |_|      |_|      (3)      The Subscriber is an insurance company as
         True     False             defined in Section 2(a)(13) of the
                                    Securities Act.

         |_|      |_|      (4)      The Subscriber is an investment company
         True     False             registered under the Investment Company Act
                                    of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

         |_|      |_|      (5)      The Subscriber is a Small Business
         True     False             Investment Company licensed by the U.S.
                                    Small Business Administration under Section
                                    301(c) or (d) of the Small Business
                                    Investment Act of 1958.

         |_|      |_|      (6)      The Subscriber is a plan established and
         True     False             maintained by a state, its political
                                    subdivisions, or any agency or
                                    instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

         |_|      |_|      (7)      The Subscriber is an employee benefit plan
         True     False             within the meaning of the Employment
                                    Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

         |_|      |_|      (8)      The Subscriber is a private business
         True     False             development company as defined in Section
                                    202(a)(22) of the Investment Advisors Act of
                                    1940.

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         |_|      |_|      (9)      The Subscriber is a Company, partnership or
         True     False             organization described in Section 501(c)(3)
                                    of the Internal Revenue Code, or
                                    Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Notes, with total assets in excess of $5,000,000.

         |_|      |_|      (10)     The Subscriber is a trust, with total assets
         True     False             in excess of $5,000,000, not formed for the
                                    specific purpose of acquiring the Notes, whose purchase is directed by a sophisticated person who had such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company.

         |_|      |_|      (11)     The Subscriber is an entity in which all of
         True     False             the equity owners are accredited investors.
                                    If the Subscriber belongs to this investor
                                    category only, list the equity owners of the
                                    Subscriber, and the investor category which
                                    each such equity owner satisfies:
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                           _____________________________________________________
                          (Continue on a separate piece of paper, if necessary.)

         (f) ACCESS. The Subscriber has received the Company's Offering Memorandum (the "Memorandum") and has carefully reviewed it, including the Registration Rights Agreement attached thereto. The Subscriber has also received the Company's public filings made with the Securities and Exchange Commission since January 1, 2003 (the " Public Filings") and has carefully reviewed the Public Filings. The Subscriber will rely solely on the information contained in the Memorandum, the Public Filings and the independent investigations made by the Subscriber and/or the Subscriber's advisors (the "Advisor(s)") and is not relying upon any oral representations in making the decision to purchase the Notes subscribed for herein. The Subscriber acknowledges that all documents, records and books pertaining to this investment have been made available for inspection by the Subscriber and/or such Advisor(s). The Subscriber and/or such Advisor(s) have had a reasonable opportunity to ask questions of, and receive answers from, proper representatives of the Company concerning the terms and conditions of this offering of Notes and all such questions have been answered to the full satisfaction of the Subscriber. No oral representations have been made or oral information furnished to the Subscriber or such Advisor(s) in connection with the offering of the Notes which were in any way inconsistent with the Memorandum or the Public Filings.

         (g) SALES LITERATURE. The Subscriber is purchasing the Notes without being furnished any offering or sales literature or prospectus other than the Memorandum and the Public Filings.

         (h) INVESTMENT INTENT. The Notes are being purchased solely for the Subscriber's own account for investment and not for the account of any other person and not for, or with a view towards, distribution, assignment or resale to others in the United States or

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elsewhere and, upon the Subscriber's purchase, no other person shall have a direct or indirect beneficiary interest in the Notes.

         (i) NO REGISTRATION. The Subscriber acknowledges and understands that neither the Notes nor the securities into which the Note is convertible have been registered under the Securities Act or under the securities or "blue sky" laws of any state in reliance upon exemptions for non-public offerings and that the neither the Notes nor the securities into which the Note is convertible may be sold, pledged, or transferred unless registered under the Securities Act and such applicable state laws or an exemption from such registration is or becomes available. The Subscriber further acknowledges and understands that the Company is under no obligation to register the Notes on behalf of the Subscriber or to assist the Subscriber in obtaining any exemption from registration and that the Company is only obligated to register the securities into which the Note is convertible to the limited extent set forth in the Registration Rights Agreement.

         (j) ECONOMIC LOSS AND SOPHISTICATION. The Subscriber (i) has adequate means of providing for the Subscriber's current needs and possible personal contingencies, (ii) has no need for liquidity in the investment, (iii) is able to bear the substantial economic risk of an investment in the Notes, including a complete loss of such investment, and (iv) does not have an overall commitment to investments which are not readily marketable that is disproportionate to the Subscriber's net worth, and the Subscriber's investment in the Notes will not cause such overall commitment to become disproportionate to such net worth.

         (k) RISKS. The Subscriber recognizes that the an investment in the Notes involves significant risks, including those set forth under the caption "Factors Affecting our Operating, Business Prospects and Market Price of Stock" in the Company's Annual Report on Form 10-K for the year ended December 31, 2002. The Subscriber further recognizes that (i) an investment in the Company is highly speculative, (ii) transferability of the Notes is prohibited and (iii) the Subscriber could sustain a loss of such Subscriber's entire investment in the Notes.

         (l) NO REVIEW OF MEMORANDUM NOR PUBLIC FILINGS. The Subscriber recognizes that neither the Memorandum nor the Public Filings have been reviewed by the Securities and Exchange Commission or any state securities regulatory authority.

         (m) NO MARKET FOR NOTES. The Subscriber realizes there is no public market for the Notes, nor is one expected to develop, wherein the Subscriber may sell or dispose of the Notes. In addition, the Subscriber understands that the right to transfer the Notes are limited as provided in the Note.

         (n) CORRECT INFORMATION. All information that the Subscriber has provided to the Company, including all information contained herein, is correct and compete as of the date set forth on the signature page hereof. The Subscriber will immediately notify the Company if there is any change in such information prior to the acceptance of the Subscriber's subscription in the Company.

         (o) TAX CONSEQUENCE. The Subscriber understands that the discussions of the tax consequences arising from an investment in the Company as set forth in the Memorandum

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

are general in nature and that the tax consequences to the Subscriber of an investment in the Company depends on the Subscriber's individual circumstances. The Subscriber has obtained, from the Subscriber's Advisor(s) or otherwise, any tax advice deemed appropriate by the Subscriber.

         (p) NO PROMISE OF EMPLOYMENT BY COMPANY. The Subscriber understands and acknowledges that the Subscriber's subscription for any purchase of the Notes shall in no way be construed as granting the Subscriber any right to employment by the Company or any of its subsidiaries or affiliates.

         (q) NOT FORMED FOR INVESTING. If the Subscriber is an entity, such entity has not been formed for the purpose of investing in the Company.

         (r) NO FEE. No broker or other person is entitled to any commission or finder's fee in connection with the transaction contemplated by this Subscription Agreement. The Subscriber has no claims with respect to any other issuance of securities by the Company. The Subscriber did not become aware of the offering of the Notes through any form of general solicitation or advertising.

         (s) PRINCIPAL PLACE OF BUSINESS OR RESIDENCE. The address set forth on the signature page hereof is the Subscriber's true and correct principal place of business or if the Subscriber is an individual is the Subscriber's true and correct residence.

         (t) ADVISORS. Each Subscriber relying upon Advisor(s) has provided the Company with written acknowledgment as to the identity of such persons, together with a copy of any agreement retaining such Advisor(s).

3.2 INDEMNIFICATION. The Subscriber acknowledges that the Company intends to rely on the representations and warranties made by the Subscriber in Article III of this Subscription Agreement as the basis, in part, for its determination that a sale of the Notes can be made to the Subscriber without registration under the Securities Act and applicable state securities laws. The Subscriber agrees to indemnify the Company and its directors, officers, representatives, affiliates and agents, and hold each of them harmless, from and against any and all loss, damage, liability, or expense, including reasonable attorneys' fees, which they or any of them may sustain or incur by reason of any material misrepresentation or omission or any breach of warranty or agreement by the Subscriber under this Subscription Agreement and any other instruments executed by the Subscriber in connection with his purchase of the Notes pursuant hereto or by reason of the sale or distribution by the Subscriber of the Notes in violation of the Securities Act or of any applicable state securities laws.

3.3 REGISTRATION RIGHTS AGREEMENT. The Subscriber hereby agrees to adopt, enter into and be bound by all the terms and provisions of the Registration Rights Agreement and to perform all obligations therein imposed upon a Holder (as defined in the Registration Rights Agreement). Upon execution of this Subscription Agreement by the Subscriber, the Subscriber shall concurrently execute the signature page to the Registration Rights Agreement attached hereto as page S-3.

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                                   ARTICLE IV
                         REPRESENTATIONS OF SUBSCRIBERS

4.1 NOTICE TO AND REPRESENTATIONS OF SUBSCRIBERS. The Subscriber represents and acknowledges as follows:

                  NEITHER THE NOTES NOR THE SECURITIES INTO WHICH THE NOTES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE NOTE AND THE SECURITIES INTO WHICH THE NOTES ARE CONVERTIBLE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT PURSUANT TO REGISTRATION UNDER SAID SECURITIES ACT AND SUCH APPLICABLE STATE LAWS OR EXEMPTION THEREFROM.

                  NEITHER THE NOTES NOR THE SECURITIES INTO WHICH THE NOTES ARE CONVERTIBLE HAVE BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                   ARTICLE V
                                  MISCELLANEOUS

5.1 NOTICES. Notices hereunder shall be in writing and shall be deemed received when mailed by certified mail, return receipt requested, or delivered against receipt to the Company at the address set forth above, or to the Subscriber at the address of such Subscriber as recorded in the records of the Company, or to such other address as the Subscriber provides by notice hereunder.

5.2 CONFIDENTIAL INFORMATION. The Subscriber acknowledges and agrees that all information received from or about the Company which is not in the public domain was received in confidence. The Subscriber agrees not to disclose such confidential information to third parties or use such confidential information for any purpose other than evaluating an investment in the Notes and acknowledges that any such disclosure may violate applicable federal and state securities laws.

5.3 ASSIGNMENT. This subscription is not transferable or assignable by the Subscriber.

5.4 ENTIRE AGREEMENT. This Subscription Agreement, together with the agreements, instruments and other documents referred to herein and therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties hereto; and there are no representations, covenants or other agreements have been made relating thereto, except as stated or referred to herein.

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5.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the principles of conflicts of laws thereof.

5.6 ARBITRATION. All disputes arising in connection with this Agreement, other than claims for which the Employer seeks injunctive relief or other equitable performance, shall be finally settled under the Commercial Arbitration Rules of the American Arbitration Association (the "Rules") by one arbitrator appointed in accordance with such Rules. Any arbitral award shall be binding on the parties hereto and enforceable in any court having competent jurisdiction. The place of arbitration shall be Miami, Florida and the arbitrator shall have the right to award actual damages and attorneys' fees and costs, but shall not have the right to award punitive, special, exemplary or consequential damages against any party. The language of the arbitration shall be English. Any arbitral award resulting from such proceeding or settlement in connection therewith shall be held in strict confidence by the parties hereto unless the disclosure of such award or settlement is required by law.

5.7 ADDITIONAL INFORMATION. Promptly after receipt of a written request from the Company, the Subscriber agrees to provide such information and to execute and deliver such other documents as may be reasonably requested by the Company.

5.8 SURVIVAL. The representations and warranties of the Subscriber set forth herein shall survive the purchase and sale of the Notes pursuant to this Subscription Agreement.

5.9 COUNTERPARTS. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Subscription Agreement may be executed and delivered by facsimile, followed by delivery of the originally executed copy.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]


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
                        EMPIRE FINANCIAL HOLDING COMPANY
                             SUBSCRIPTION AGREEMENT

             SIGNATURE PAGE FOR SUBSCRIBERS WHO ARE NATURAL PERSONS


         The subscriber hereby elects to subscribe for __________ of principal amount of the Notes of Empire Financial Holding Company at a purchase price equal to the principal amount of the Notes.


         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of _______________, 2003.


_______________________________                   ______________________________
Signature of individual                           Signature of spouse


_______________________________                   ______________________________
Print name of individual                          Print name of spouse


_______________________________                   ______________________________
(Social Security Number)                          (Social Security Number)


_______________________________                   ______________________________
Place of Residence                                Place of Residence


(___)__________________________                   (___)_________________________
Telephone Number                                  Telephone Number



SUBSCRIPTION ACCEPTED:

EMPIRE FINANCIAL HOLDING COMPANY


By: _____________________________
    Donald A. Wojnowski Jr.
    President

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
                        EMPIRE FINANCIAL HOLDING COMPANY
                             SUBSCRIPTION AGREEMENT

           SIGNATURE PAGE FOR SUBSCRIBERS WHO ARE NOT NATURAL PERSONS


         The subscriber hereby elects to subscribe for __________ of principal amount of the Notes of Empire Financial Holding Company at a purchase price equal to the principal amount of the Notes.


         IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of ____________, 2003.


________________________________________          ______________________________
Print legal name of Company,                      Tax Identification Number of
partnership, trust, foundation or                 Company, Partnership, Trust,
other entity                                      Foundation or Other Entity)


By: ____________________________________
    Signature of authorized signatory


_______________________________________
Print name of authorized signatory

_______________________________________
Title/Capacity of authorized signatory

_______________________________________
Principal Place of Business



SUBSCRIPTION ACCEPTED:

EMPIRE FINANCIAL HOLDING COMPANY


By: _____________________________
    Donald A. Wojnowski Jr.
    President

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